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EXHIBIT 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in this Registration Statement on Form S-1 of our report dated September 10, 2002, relating to the consolidated financial statements of LECG, Inc. and subsidiaries which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                      /s/  KPMG LLP

Chicago, IL
November 12, 2003

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  EXHIBIT 23.2